Prepaid Sales	12 Months Ended
Dec. 31, 2017
Disclosure of deferred income [Abstract]
Prepaid Sales
Prepaid Sales

In March 2016, the Company entered into Prepaid Sales transactions totalling $120 million, for the delivery of 103,266 ounces, with its RCF Bank Syndicate. The Prepaid Sales, in the form of metal sales forward contracts, allow the Company to deliver pre-determined volumes of gold on agreed future delivery dates in exchange for an upfront cash pre-payment. The full amount of the proceeds was recorded as a Prepaid Sales liability at the time of the transaction. Settlement is in the form of physical deliveries of unallocated gold from any of the Company’s mines.

During the year ended December 31, 2017, the Company delivered 51,633 ounces into contracts valued at $60 million. As the Company physically delivered ounces into the contracts, the portion of the Prepaid Sales relating to the delivered ounces was recognized as gold revenue in the statement of operations. During the year ended December 31, 2017, the Company entered into further Prepaid Sales contracts totalling $30 million for delivery of 25,282 ounces of gold.

As at December 31, 2017, the Company had $90 million of outstanding contracts for the delivery of 76,915 ounces with 51,633 ounces to be delivered during 2018 and 25,282 ounces during 2019. As the Company physically delivers ounces into the contracts, the Prepaid Sales liability will be recognised as gold revenue in the statement of operations based on the contract price.